Income Taxes (Details Narrative) - USD ($)	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Income Taxes Details Narrative
Statutory federal income tax rate	34.00%	34.00%
Increase in the valuation allowance	$ 792,000	$ 974,000
Net operating loss and contribution carryforwards	$ 11,810,000
Net operating loss and contribution carryforwards expiry	2018 through to the year 2037.
Capital loss carryforward expiration period	During 2018
Tax Reform description

Pursuant to the Tax Reform Act of 1986, annual utilization of the Company’s net operating loss and contribution carryforwards may be limited if a cumulative change in ownership of more than 50% is deemed to occur within any three-year period.

Deferred tax assets	$ 1,831,000
Reduction in U.S. federal corporate income tax rate	21.00%